================================================================================

                        INSTITUTIONAL INVESTORS CAPITAL
                            APPRECIATION FUND, INC.

MESSAGE FROM THE PRESIDENT:

Dear Shareholder Institution:

I am very pleased to report that Institutional Investors Capital Appreciation Fund, Inc. produced a total return of 28.64% in 1997. This advance has brought the Fund's three year average annual return to 24.75%, the five year average annual return to 18.34%, and the ten year average annual return to 14.38%. The Fund's longer term performance also remains quite enviable. If a shareholder institution had invested $100,000 in the Fund at inception in 1953 and reinvested all capital gains and dividends in the Fund, the shareholder institution's investment would have grown to $18,283,334 on December 31, 1997.

For the last fifteen years, we have witnessed: (1) steady economic growth interrupted by just eight months of recession, (2) rapid job creation, (3) low unemployment, (4) rising productivity, (5) declining federal budget deficits,
(6) dormant inflation, (7) stock market gains exceeding 950%, as measured by the Dow Jones Industrial Average, (8) a technology revolution, and (9) the largest small business boom ever. In the global marketplace, we have seen a fierce drive to adopt capitalism and unprecedented demands for American capital, technology and expertise. Today, the United States is the world's leading exporter and largest job creator and accounts for about 40% of world technology expenditures.

Going forward, the economic weather forecast remains bright. Fortune magazine's business index shows that ninety percent of executives polled maintain the economy will remain in an expansion mode at least for the next few years. Consumer confidence is at a twenty-eight year high and both monetary and fiscal policy are in sync with a low inflation, moderate growth economic trajectory. This "steady as she goes" economic environment does not have to get any better to continue to create wealth, capital and rising living standards.

One potential concern on the economic horizon is the Asian financial crisis. Assuming this financial flu is contained, the fallout for the United States should be mixed. Exports currently total about 12% of our eight trillion dollar gross domestic product and Asia accounts for about 30% of total exports or 3.6% of GDP. On the negative side, our trade deficit will probably rise, some companies will have to lower profit forecasts and pricing power will be limited. On the positive side, inflation should remain subdued and the Federal Reserve Board will probably keep a lid on interest rates and could even lower them. In addition, more foreign and "safe haven" capital will probably gravitate to our capital markets.

Fortunately, more and more Americans continue to participate in our country's economic progress through equity investing. They recognize that in a low interest rate, low inflation environment the best after-tax returns are achieved in the equity market. At present, American households have more money invested in common stocks than they do in real estate. Interestingly, about 90% of all the monies ever invested in equity mutual funds has been invested in the last seven years and today, about $2.3 trillion is held in equity mutual funds.

The Fund's investment philosophy of seeking to create shareholder value over time and its investment discipline of investing only in companies with strong balance sheets that are believed to have the capability of generating rising earnings and cash-flow should continue to be well positioned to capitalize on both world economic growth and the global technological revolution.

A special note of thanks to those Savings Bank Life Insurance (SBLI) Department shareholders who continue to increase their investment in the Fund. The Fund enables SBLI departments to match long-term liability (life insurance) with a long-term asset (common stock). Past history demonstrates that common stock has been an excellent long-term asset with which to offset life insurance liability. The earnings growth rate, for example, for the Standard and Poor's 500 companies from 1935 through 1995, inclusive, was 4,258% and the price gain for the Standard and Poor's 500 stock index was 4,486%. In 1996, Standard and Poor's price gain was 20.3% and its earnings growth rate exceeded 14%. This year's preliminary figures suggest earnings gains exceeded 12% and the Standard and Poor's 500 stock price gain was 31.01%.

                           Sincerely,

                           /s/ Harry P. Doherty
                           Harry P. Doherty

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                                        1

================================================================================

                        INSTITUTIONAL INVESTORS CAPITAL
                            APPRECIATION FUND, INC.
                              PERFORMANCE SUMMARY
                                  (UNAUDITED)

                          AVERAGE ANNUAL TOTAL RETURN
                      PERIODS ENDING DECEMBER 31, 1997(1)

                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                          ------   -------   -------   --------
INSTITUTIONAL INVESTORS
  CAPITAL APPRECIATION
  FUND..................  28.64%    24.75%    18.34%    14.38%
        Standard &
          Poor's 500
          Composite
          Stock Price
          Index (S&P
          500)..........  33.36     31.16     20.27     18.05
        Dow Jones
          Industrial
          Average
          (DJIA)........  24.87     30.08     22.01     18.55
        Lipper Growth &
          Income Funds
          Average.......  26.99     26.58     17.63     15.87

(1) Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Average annual returns are stated for periods greater than one year. Data for the S&P 500, DJIA and Lipper Growth & Income Funds Average are from Lipper Analytical Services Corporation. The S&P 500 and DJIA do not include a reduction in total return for expenses.

The following graph shows that an investment of $10,000 in the Fund on December 31, 1987 would have been worth $38,326 on December 31, 1997, assuming all dividends and distributions have been reinvested. A similar investment in the S&P 500, over the same period, would have grown to $52,426.

                        CAPITAL APPRECIATION FUND, INC.

                            CUMULATIVE TOTAL RETURN

    MEASUREMENT PERIOD
   (FISCAL YEAR COVERED)          CAF             S&P
1987                                  10000           10000
1988                                  10905           11650
1989                                  13934           15331
1990                                  12928           14858
1991                                  14985           19972
1992                                  16518           20845
1993                                  19901           22950
1994                                  19743           23248
1995                                  24658           31973
1996                                  29793           38311
1997                                  38326           52426

The foregoing information is a statement of the past performance of the Fund and should not be construed as a representation or prediction of future results. The investment return and principal value of an investment in the Fund will fluctuate with changing market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

================================================================================

INVESTMENT RESULTS, OUTLOOK AND STRATEGIES

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.

The Institutional Investors Capital Appreciation Fund's net asset value per share on December 31, 1997 was $164.68 versus $135.64 on December 31, 1996. Shareholders received distributions per share from dividend and interest income of $1.0885, short-term capital gains of $2.9327, mid-term capital gains of $1.5465 and long-term capital gains of $3.8313 during the year.

The Fund's total return of 28.64% for the one-year period ending December 31, 1997 marks the third consecutive year of greater than 20% total returns for the Fund. Total return assumes the reinvestment of all dividends and capital gains and the deduction of all applicable fees and expenses. For the past five years the Fund has provided shareholders with an average annual total return of 18.34%. This compares favorably to the one year total return of 26.99% and five year average annual total return of 17.63% for the Lipper Growth & Income Funds Average for the periods ending December 31, 1997. For further comparison, the average equity fund, as measured by the Lipper All Equity Funds Average, provided a one year total return of 17.52% and a five year average annual total return of 15.83% as of December 31, 1997.

The Fund's favorable total return relative to its direct comparison, the Lipper Growth & Income Funds Average, is in large part due to the significant outperformance by the Fund during the 4th quarter of the year. The Institutional Investors Capital Appreciation Fund provided a total return of 5.71% during this three-month period as compared to 0.79% for the Lipper Growth & Income Funds Average. As the stock market declined during late October, due to adverse economic conditions in Southeast Asia, market participants gravitated to large capitalization issues and, more specifically, to companies that are less likely to be affected by the economic woes overseas. The investment philosophy adhered to by the Fund's portfolio management team favors large capitalization non-cyclical companies, and the Fund benefited from the significant portion of its assets deployed in this sector of the market.

During the past three years we have experienced an exceptional investment environment. As mentioned here a year ago, the main catalysts for the rising equity prices have been continued economic growth with low inflation, a favorable interest rate environment and strong corporate profit growth. In fact, this past year we have seen higher economic growth with both lower inflation and lower interest rates than in the previous two years. Corporate profit growth was also strong in the first half of this year, although it slowed during the latter half of the year. To a large extent this was due to economic weakness overseas and weaker demand for U.S. goods resulting from the stronger dollar.

The recent currency crises in Southeast Asia will likely temper economic growth worldwide as demand from those countries declines. This can be construed as positive for continued low inflation as slower economic growth reduces inflationary pressures. In all likelihood, however, it could also impede corporate profit growth. In addition, it is likely that some corporations will begin missing earnings expectations.

Increased market volatility should not necessarily be viewed negatively. The Fund's portfolio management team constantly analyzes companies one by one for their individual merits. Each company must meet our stringent guidelines both for financial soundness and growth potential before we consider the price we would be willing to pay for an ownership position. Once a candidate is identified, we project a matrix of future values and determine whether the present market value will provide us with the required rate of return. The more that stock prices fluctuate, the higher the likelihood we will find opportunities to invest in high quality companies at favorable prices.

During 1997, the Fund's investment management team pursued its strategy of accumulating shares in high quality companies with stable cash flow and earnings growth, minimal capital expenditure requirements, strong balance sheets and solid management at reasonable prices. We continued our focus during this past year on large capitalization issues

--------------------------------------------------------------------------------

================================================================================

with the addition of Fannie Mae, Interpublic Group, Johnson & Johnson, McDonald's, Nike and Pitney Bowes. We also eliminated a number of securities whose market prices reflected their full potential in our opinion or whose fundamentals changed so that continued ownership by the Fund was not warranted. These companies included W.W. Grainger, Lee Enterprises, May Department Stores, Mylan Laboratories, Sara Lee and Teleflex.

During the six-year period beginning December 31, 1991, coinciding with the tenure of the current portfolio management team, the Institutional Investors Capital Appreciation Fund has provided a cumulative total return of 155.80%. This compares favorably to the six-year cumulative return of 142.36% for the Lipper Growth & Income Funds Average and 112.96% for the Lipper All Funds Average.

--------------------------------------------------------------------------------

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCK--92.21%:

SHARES                                              VALUE
------                                           -----------
                                                  (NOTE 1)
          ADVERTISING-2.68%
 52,500   Interpublic Group of Cos., Inc. .....  $ 2,615,156
          AUTO PARTS--AFTER MARKET-2.96%
 85,000   Genuine Parts Company................    2,884,688
          BEVERAGES--ALCOHOLIC-3.05%
 67,500   Anheuser-Busch Companies, Inc. ......    2,970,000
          BEVERAGES--SOFT DRINKS-3.08%
 45,000   Coca-Cola Company....................    2,998,125
          CHEMICALS--SPECIALTY-2.77%
 52,500   International Flavors & Fragrances...    2,703,750
          COMPUTER SOFTWARE & SERVICES-3.37%
 53,500   Automatic Data Processing, Inc. .....    3,283,563
          COMPUTER SYSTEMS-2.73%
 42,500   Hewlett-Packard Co. .................    2,656,250
          DISTRIBUTOR--CONSUMER PRODUCTS-3.15%
 67,500   Sysco Corp. .........................    3,075,469
          ELECTRICAL EQUIPMENT-5.93%
 50,000   Emerson Electric Co. ................    2,821,875
 60,000   Hubbell, Inc. .......................    2,958,750
                                                 -----------
                                                   5,780,625
          ELECTRONICS & SEMICONDUCTORS-2.88%
 40,000   Intel Corp. .........................    2,810,000
          ENTERTAINMENT-3.30%
 32,500   Walt Disney Co. .....................    3,219,531

SHARES                                              VALUE
------                                           -----------
                                                  (NOTE 1)
          FINANCIAL SERVICES-6.85%
 60,000   Fannie Mae...........................  $ 3,423,750
 77,500   Freddie Mac..........................    3,250,156
                                                 -----------
                                                   6,673,906
          FOOTWEAR-2.62%
 65,000   Nike, Inc. ..........................    2,551,250
          HEALTH CARE--DIVERSIFIED-3.21%
 47,500   Johnson & Johnson....................    3,129,062
          HEALTH CARE--DRUGS-3.03%
 45,000   Abbott Laboratories..................    2,950,313
          HOUSEHOLD PRODUCTS-3.08%
 38,000   Clorox Co. ..........................    3,004,375
          MANUFACTURED HOUSING-2.77%
150,000   Clayton Homes, Inc. .................    2,700,000
          MANUFACTURING-4.66%
 75,000   Dover Corporation....................    2,709,375
 40,000   Nordson Corporation..................    1,835,000
                                                 -----------
                                                   4,544,375
          OFFICE EQUIPMENT AND SUPPLIES-3.09%
 33,500   Pitney Bowes, Inc. ..................    3,012,906
          PUBLISHING--NEWSPAPERS-3.42%
 54,000   Gannett Company, Inc. ...............    3,337,875
          RAILROADS-2.71%
 77,500   Illinois Central Corp. Series A......    2,639,844
          RESTAURANTS-6.02%
 60,000   McDonald's Corp. ....................    2,865,000
125,000   Wendy's International, Inc. .........    3,007,813
                                                 -----------
                                                   5,872,813

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED):

SHARES                                              VALUE
-------                                          -----------
                                                  (NOTE 1)
          RETAIL--DRUG CHAINS-2.74%
 85,000   Walgreen Company.....................  $ 2,666,875
          RETAIL--FOOD CHAINS-3.40%
 70,000   Albertson's, Inc. ...................    3,316,250
          RETAIL--GENERAL MERCHANDISE-2.83%
 70,000   Wal-Mart Stores, Inc. ...............    2,760,625
          RETAIL--SPECIALTY STORES-2.86%
 78,750   Gap, Inc. ...........................    2,790,703
          TOBACCO-3.02%
 65,000   Philip Morris Companies, Inc. .......    2,945,312
                                                 -----------
          Total Common Stock
            (Cost $60,189,265).................  $89,893,641

COMMERCIAL PAPER--7.34%:

PRINCIPAL
  AMOUNT                                              VALUE
----------                                         -----------
                                                    (NOTE 1)
$3,159,000   Household Finance Corp.,
               6.25%, due 01/02/98.....            $ 3,159,000
 2,000,000   Ford Motor Credit Corp.,
               6.02%, due 01/05/98.....              2,000,000
 2,000,000   American Express Credit
               Corp., 5.84%, due
               01/07/98................              2,000,000
                                                   -----------
             Total Commercial Paper
               (Cost $7,159,000).......              7,159,000
                                                   -----------
             Total Investments
               (Cost $67,348,265*).....   99.55%    97,052,641
             Other assets in excess of
               liabilities.............    0.45%       434,229
                                         ------    -----------
             Net Assets................  100.00%   $97,486,870
                                         ======    ===========

* Aggregate cost for Federal income tax purposes is identical. At December 31, 1997, the net unrealized appreciation for tax purposes for all securities of $29,704,376 consists of gross unrealized appreciation of $31,175,446 and gross unrealized depreciation of $1,471,070.

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              DECEMBER 31, 1997
                                                              -----------------
ASSETS:
Investment in securities, at value (Cost $67,348,265).......     $97,052,641
Cash........................................................             224
Receivable for fund shares sold.............................       1,000,000
Dividends and interest receivable...........................         159,064
Prepaid expenses............................................          29,360
                                                                 -----------
  Total assets..............................................      98,241,289
LIABILITIES:
Payable for investments purchased...........................         733,244
Accrued expenses payable....................................          21,175
                                                                 -----------
  Total liabilities.........................................         754,419
                                                                 -----------
NET ASSETS, applicable to 591,971 shares of $1.00 par value
  stock, 2,000,000 shares authorized........................     $97,486,870
                                                                 ===========
NET ASSETS:
Capital paid in.............................................     $67,774,710
Undistributed net investment income.........................           7,784
Net unrealized appreciation.................................      29,704,376
                                                                 -----------
NET ASSETS..................................................     $97,486,870
                                                                 ===========
NET ASSET VALUE, offering and redemption price
  per share ($97,486,870 / 591,971 shares)..................     $    164.68
                                                                 ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                               YEAR ENDED
                                                              DECEMBER 31,
                                                                  1997
                                                              ------------
INVESTMENT INCOME:
INCOME:
  Dividends.................................................  $ 1,213,983
  Interest..................................................      335,834
                                                              -----------
     Total investment income................................    1,549,817
EXPENSES:
  Investment advisory.......................................      621,810
  Directors'................................................       87,535
  Administration............................................       84,732
  Professional..............................................       77,863
  Insurance.................................................       34,737
  Custodian.................................................       24,140
  Transfer agent............................................       19,528
  Printing..................................................        7,464
  Miscellaneous.............................................        7,022
                                                              -----------
     Total expenses.........................................      964,831
                                                              -----------
     Net investment income..................................      584,986
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain...........................................    4,564,123
Net change in unrealized appreciation.......................   15,918,145
                                                              -----------
Net realized and unrealized gain............................   20,482,268
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $21,067,254
                                                              ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                               YEAR ENDED        YEAR ENDED
                                                              DECEMBER 31,      DECEMBER 31,
                                                                  1997              1996
                                                              ------------      ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   584,986       $   538,886
  Net realized gain on investments..........................    4,564,123         5,034,088
  Net change in unrealized appreciation on investments......   15,918,145         6,807,219
                                                              -----------       -----------
Net increase in net assets resulting from operations........   21,067,254        12,380,193
Distributions to shareholders from:
  Net investment income.....................................     (578,036)         (539,544)
  Net realized gain on investments..........................   (4,564,298)       (5,034,088)
                                                              -----------       -----------
Total distributions to shareholders.........................   (5,142,334)       (5,573,632)
Net increase from capital share transactions................   11,412,631         8,108,779
                                                              -----------       -----------
     Total increase in net assets...........................   27,337,551        14,915,340
NET ASSETS:
  Beginning of year.........................................   70,149,319        55,233,979
                                                              -----------       -----------
  End of year (including undistributed net investment income
     of $7,784 and $834, respectively)......................  $97,486,870       $70,149,319
                                                              ===========       ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Selected Data for Each Share of Capital Stock
Outstanding Throughout Each Year

                                                                           YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------------------------------
                                                    1997            1996            1995            1994            1993
                                                    ----            ----            ----            ----            ----
NET ASSET VALUE, beginning of year...............  $135.64         $121.75         $112.12         $137.22         $135.14
INCOME FROM OPERATIONS:
  Net investment income..........................     1.10            1.09            1.20            1.78            1.63
  Net realized and unrealized gain (loss) on
    investments..................................    37.34           24.39           26.55           (2.88)          25.94
                                                   -------         -------         -------         -------         -------
      Total from investment operations...........    38.44           25.48           27.75           (1.10)          27.57
DISTRIBUTIONS:
  From net investment income.....................    (1.09)          (1.09)          (1.23)          (1.73)          (1.77)
  From net realized gains........................    (8.31)         (10.50)         (16.89)         (22.27)         (23.72)
                                                   -------         -------         -------         -------         -------
      Total distributions........................    (9.40)         (11.59)         (18.12)         (24.00)         (25.49)
                                                   -------         -------         -------         -------         -------
NET ASSET VALUE, end of year.....................  $164.68         $135.64         $121.75         $112.12         $137.22
                                                   =======         =======         =======         =======         =======
Total return.....................................    28.64%          20.82%          24.90%          (0.80)%          20.5%
Ratio of expenses to average net assets..........     1.16%           1.28%(1)        1.39%(1)        1.06%           1.02%
Ratio of net investment income to average net
  assets.........................................     0.71%           0.82%           0.94%           1.30%           1.09%
Portfolio turnover rate..........................       27%             48%             85%             59%             23%
Average commission rate per share(2).............  $0.0473         $0.0447              --              --              --
NET ASSETS, end of year (000's)..................  $97,487         $70,149         $55,234         $40,227         $38,342

--------------------------------------------------------------------------------

(1) Without fee waivers for the years ended December 31, 1996 and 1995, the ratios of expenses to average net assets would have been 1.29% and 1.43%, respectively.

(2) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the Securities and Exchange Commission for fiscal years beginning after September 1, 1995.

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997

The Institutional Investors Capital Appreciation Fund, Inc. (the "Fund") is a corporation registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The primary investment objective of the Fund is to achieve capital appreciation for its shareholders. The objective of income is secondary.

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A--Security Valuations--Securities traded on national securities exchanges are valued at the closing prices or, in the case of over-the-counter securities, at the mean between closing bid and asked prices. Short-term instruments maturing within 60 days of the valuation date are valued at amortized cost.

B--Security Transactions and Related Investment Income--Security transactions are accounted for on the trade date, dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The specific identification method is used in the determination of realized gains and losses on the sale of securities.

C--Federal Income Taxes--No provision has been made for Federal income tax, since it is the intention of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its ordinary taxable income and net capital gains to its shareholders.

D--Management Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2--PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of investments, exclusive of short-term investments, for the year ended December 31, 1997, were $25,940,019 and $21,003,615, respectively.

NOTE 3--FEES

Effective December 8, 1997, Shay Assets Management, Inc. (the "Investment Adviser") ("SAMI") became the investment adviser to the Fund. The Investment Adviser is a wholly-owned subsidiary of Shay Investment Services, Inc. ("SISI"), both of which are controlled by Rodger D. Shay, a Vice President of the Fund. From May 1995 to December 8, 1997, the investment adviser was Shay Assets Management Co. ("SAMC"), a general partnership that consisted of two general partners, SAMI and ACB Assets Management, Inc. ("ACBAM"). ACBAM is an indirect wholly-owned subsidiary of America's Community Bankers.

On December 8, 1997, SAMI purchased ACBAM's 50% interest in SAMC; SAMC was dissolved and its business (including investment advisory functions to the Fund), assets and liabilities were transferred to SAMI. In anticipation of this transaction, the shareholders of the Fund approved a new investment advisory agreement between the Fund and SAMI on November 13, 1997. The terms of the investment advisory agreement, including the duties, obligations and compensation of the investment adviser, are substantially the same as in the previous agreement.

SAMI and SISI have borne all of the costs incurred by the Fund in connection with the above transaction, including preparation and distribution of proxy materials to shareholders, meetings of the Fund's shareholders and Board of Directors, legal fees, and other fees and expenses.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1997

The Investment Adviser receives fees from the Fund computed at an annual rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets and 0.50% of average daily net assets in excess of $100,000,000. The fee payable to the Investment Adviser is reduced (but not below zero) to the extent expenses (exclusive of professional fees, such as legal and audit fees, directors' fees and expenses, and distribution expenses, if any, payable under Rule 12b-1) exceed 1.10% of the Fund's average daily net assets for any fiscal year during the term of the Fund's agreement with the Investment Adviser. This limitation did not result in any waiver of investment advisory fees during the year ended December 31, 1997.

Effective December 8, 1997, Shay Financial Services, Inc. (the "Distributor") ("SFSI") became the distributor to the Fund. The Distributor is a wholly-owned subsidiary of SISI, both of which are controlled by Rodger D. Shay, a Vice President of the Fund. Prior to December 8, 1997, the distributor was Shay Financial Services Co. ("SFSC"), a general partnership that consisted of two general partners, SFSI and ACB Securities, Inc. ("ACBS"). ACBS is an indirect wholly-owned subsidiary of America's Community Bankers.

On December 8, 1997, SFSI purchased ACBS' 50% interest in SFSC, SFSC was dissolved and its business (including distribution functions to the Fund), assets and liabilities were transferred to SFSI. The Distributor receives no compensation for its distribution services.

PFPC Inc. ("PFPC"), an affiliate of PNC Bank Corp., is the Fund's administrator and transfer agent. As compensation for its administrative services, PFPC receives fees from the Fund computed at an annual rate of 0.10% of the first $200,000,000 of the Fund's average daily net assets, 0.075% of the next $200,000,000, 0.05% of the next $200,000,000, and 0.03% of average daily net assets in excess of $600,000,000 (exclusive of out-of-pocket expenses). As compensation for its services as transfer agent, the Fund pays PFPC a minimum monthly fee of $1,500 (exclusive of out-of-pocket expenses).

NOTE 4--CAPITAL STOCK

At December 31, 1997, there were 2,000,000 shares of $1.00 par value capital stock authorized. Transactions in capital stock for the years ended December 31, 1997 and 1996, respectively, were as follows:

                                                             SHARES                   AMOUNT
                                                        -----------------   --------------------------
                                                         1997      1996         1997          1996
                                                        -------   -------   ------------   -----------
Shares sold...........................................  135,463    68,268   $ 21,293,784   $ 8,878,724
Shares issued in reinvestment of dividends............   30,764    35,833      4,877,038     4,944,436
                                                        -------   -------   ------------   -----------
                                                        166,227   104,101     26,170,822    13,823,160
Shares redeemed.......................................  (91,425)  (40,589)   (14,758,191)   (5,714,381)
                                                        -------   -------   ------------   -----------
Net increase..........................................   74,802    63,512   $ 11,412,631   $ 8,108,779
                                                        =======   =======   ============   ===========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1997

NOTE 5--SHAREHOLDER VOTING RESULTS (UNAUDITED)

A Special Meeting of the Fund was held on November 13, 1997, at which the shareholders voted on one proposal. The proposal and the results of voting are set forth below.

Shareholders were asked to vote on a proposal to approve a new investment advisory agreement between the Fund and SAMI. SAMI was the managing partner of the Fund's previous investment adviser, SAMC. All 462,499 votes were cast in favor of the proposal. There were no votes against, nor were there any abstentions (see Note 3).

The Annual Meeting of Stockholders of the Fund was held on April 16, 1997, at which the stockholders voted on two proposals. The proposals and the results of the voting are set forth below.

A--Election of Directors--The first proposal concerned the election of five directors to serve a term of office of three years each. The results of voting were as follows:

                                                                EXPIRATION
                                                                 OF TERM        FOR
                                                                ----------    -------
Robert F. Brouty............................................       2000       527,857
Harry P. Doherty............................................       2000       527,857
Stephen J. Kelly............................................       2000       527,857
William A. McKenna, Jr. ....................................       2000       527,857
Vincent F. Palagiano........................................       2000       527,857

In addition, Messrs. Robert P. Capone, Timothy A. Dempsey, Chris C. Gagas, Edward P. Henson, Michael R. Kallet, Clifford E. Kelsey, Jr., Robert E. Kernan, Jr., Joseph L. Mancino, Charles M. Sprock and John M. Tsimbinos continue as members of the Board of Directors.

B--Ratification of Independent Auditors--The second proposal concerned the ratification of the selection of Arthur Andersen LLP as Independent Auditors of the Fund for the fiscal year ending December 31, 1997. All 527,857 votes were cast in favor of the proposal. There were no votes against, nor were there any abstentions.

--------------------------------------------------------------------------------

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of the Institutional Investors Capital Appreciation Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Institutional Investors Capital Appreciation Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1993 were audited by other auditors whose report dated February 4, 1994, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and the application of alternative auditing procedures with respect to unsettled securities transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Institutional Investors Capital Appreciation Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

                                         ARTHUR ANDERSEN LLP

Philadelphia, PA
January 20, 1998

================================================================================
INSTITUTIONAL INVESTORS
CAPITAL APPRECIATION FUND, INC.

OFFICERS

HARRY P. DOHERTY
  President

MICHAEL R. KALLET
  Vice President

EDWARD E. SAMMONS, JR.
  Vice President and
  Secretary

MARK F. TRAUTMAN
  Vice President
TIMOTHY A. DEMPSEY
  Executive Vice President

RODGER D. SHAY
  Vice President and
  Assistant Secretary

JOHN J. MCCABE
  Vice President

JAY F. NUSBLATT
  Treasurer

BOARD OF DIRECTORS

RALPH F. BROUTY
ROBERT P. CAPONE
TIMOTHY A. DEMPSEY
HARRY P. DOHERTY
CHRIS C. GAGAS
EDWARD P. HENSON
MICHAEL R. KALLET
STEPHEN J. KELLY
CLIFFORD E. KELSEY, JR.
ROBERT E. KERNAN, JR.
JOSEPH L. MANCINO
WILLIAM A. MCKENNA, JR.
VINCENT F. PALAGIANO
CHARLES M. SPROCK

                      JOHN M. TSIMBINOS

--------------------------------------------------------------------------------

INVESTMENT ADVISER
Shay Assets Management, Inc.
200 Park Avenue
45th Floor
New York, New York 10166

DISTRIBUTOR
Shay Financial Services, Inc.
111 East Wacker Drive
Chicago, Illinois 60601

ADMINISTRATOR, TRANSFER AGENT,
REGISTRAR AND DIVIDEND PAYING AGENT
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PNC Bank, NA
17th & Chestnut Streets
Philadelphia, Pennsylvania 19101

LEGAL COUNSEL
Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, New York 10004

INDEPENDENT ACCOUNTANTS
Arthur Andersen LLP
1601 Market Street
Philadelphia, Pennsylvania 19103

        [INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC LOGO]


                                Annual Report
                               To Shareholders
                              December 31, 1997